Exhibit 99.23

MBNA MASTER CREDIT CARD TRUST II SERIES 1997-B

KEY PERFORMANCE FACTORS
September 30, 1998



        Expected B Maturity                                         3/15/12


        Blended Coupon                                              5.8233%



        Excess Protection Level
          3 Month Average   5.27%
          September, 1998   4.35%
          August, 1998   6.31%
          July, 1998   5.13%


        Cash Yield                                  17.36%


        Investor Charge Offs                         5.18%


        Base Rate                                    7.82%


        Over 35 Day Delinquency                      5.04%


        Seller's Interest                           13.10%


        Total Payment Rate                          13.10%


        Total Principal Balance                     $39,849,511,082.92


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $5,219,716,564.43